EXHIBIT 23.01



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



INDEPENDENT AUDITORS' CONSENT

We  consent  to  the incorporation by reference  in  Registration
Statement  Nos.  33-84726, 33-84728, and  333-25981  of  Paul-Son
Gaming Corporation on Form S-8 of our report dated August 24, 1998, appearing in the Annual Report on Form 10-K of Paul-Son Gaming Corporation for the year ended May 31, 1998.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Las Vegas, Nevada
August 24, 1998

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